SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

WELLS FARGO ADVANTAGE COREBUILDER SHARES

WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

WELLS FARGO ADVANTAGE VT FUNDS

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS
(Each, a “Fund” and together, the “Funds”)

On August 14, 2012, the Board of Trustees accepted the resignation of Kasey Phillipsas Treasurer of Wells Fargo Funds Trust and Wells Fargo Variable Trust (the “Trusts”) and appointed Nancy Wiser as Treasurer of the Trusts effective August 14, 2012. As a result, the information regarding Kasey Phillips under the “Management – Trustees and Officers” section for each Fund is deleted and replaced with the following:

Name and Age	Position Held With Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
Nancy Wiser (Born 1967)	Treasurer, since 2012

Executive Vice President of Wells Fargo Funds Management since 2011.  Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.  Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008.  Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.

August 14, 2012